Exhibit 10.8

EXECUTION  VERSION

AMENDMENT NO. 6
TO MORTGAGE LOAN PARTICIPATION PURCHASE AND SALE AGREEMENT

Amendment No. 6 to Mortgage Loan Participation Purchase And Sale Agreement, dated as of January 2, 2014 (this “Amendment”), by and among Bank of America, N.A. (“Purchaser”), PennyMac Corp. (“Seller”), PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P. (individually and collectively, the “Guarantor”).

RECITALS

Purchaser, Guarantor and Seller are parties to that certain Mortgage Loan Participation Purchase And Sale Agreement, dated as of December 23, 2011, (as amended by Amendment No. 1, dated as of August 17, 2012, Amendment No. 2, dated as of October 29, 2012, Amendment No. 3, dated as of December 5, 2012, Amendment No. 4, dated as of January 3, 2013 and Amendment No. 5, dated as of March 28, 2013, the “Existing MLPSA”; and as further amended by this Amendment, the “MLPSA”).  The Guarantor is a party to that certain Guaranty (as amended from time to time, the “Guaranty”), dated as of December 23, 2011, made by Guarantor in favor of Purchaser.

Purchaser, Seller and Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing MLPSA be amended to reflect certain agreed upon revisions to the terms of the Existing MLPSA.  As a condition precedent to amending the Existing MLPSA, Purchaser has required Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, Purchaser, Seller and Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing MLPSA is hereby amended as follows:

SECTION 1.         Definitions.  Section 1 of the Existing MLPSA is hereby amended by deleting the definition of “Expiration Date” in its entirety and replacing it with the following:

“Expiration Date”: The earlier of (i) January 31, 2014, (ii) at Purchaser’s option, upon the occurrence of an Event of Default, and (iii) the date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law.

SECTION 2.         Fees and Expenses.  Seller hereby agrees to pay to Purchaser, on demand, any and all reasonable fees, costs and expenses (including reasonable fees and expenses of counsel) incurred by Purchaser in connection with the development, preparation and execution of this Amendment, irrespective of whether any transactions hereunder are executed.

SECTION 3.         Conditions Precedent.  This Amendment shall become effective as of the date hereof upon Purchaser’s receipt of this Amendment, executed and delivered by a duly authorized officer of Purchaser, Seller and Guarantor.

SECTION 4.         Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing MLPSA shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5.         Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6.         Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 7.          GOVERNING LAW.  THE AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

SECTION 8.         Reaffirmation of Guaranty. The Guarantor hereby (i) agrees that the liability of Guarantor or rights of Purchaser under the Guaranty shall not be affected as a result of this Amendment, (ii) ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and (iii) acknowledges and agrees that such Guaranty is and shall continue to be in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

BANK OF AMERICA, N.A., as Purchaser

By:		/s/ Adam Robitshek
Name: Adam Robitshek
Title: Vice President

PENNYMAC CORP., as Seller

By:		/s/ Pamela Marsh
Name: Pamela Marsh
Title: Executive Vice President, Treasurer

PENNYMAC MORTGAGE INVESTMENT TRUST, as Guarantor

By:		/s/ Pamela Marsh
Name: Pamela Marsh
Title: Executive Vice President, Treasurer

PENNYMAC OPERATING PARTNERSHIP, L.P., as Guarantor

By:		PennyMac GP OP, Inc., its General Partner

	By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Executive Vice President, Treasurer

Signature Page to Amendment No. 6 to MLPSA